UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 3, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E Corporation	California	94-3234914
001-02348	Pacific Gas and Electric Company	California	94-0742640

77 BEALE STREET P.O. BOX 770000 SAN FRANCISCO, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 BEALE STREET P.O. BOX 770000 SAN FRANCISCO, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	NYSE
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01 Other Events.

Order Instituting an Investigation and Order to Show Cause into the Pacific Gas and Electric Company’s Locate and Mark Practices

On October 3, 2019, Pacific Gas and Electric Company (“Utility”), a subsidiary of PG&E Corporation, the Safety and Enforcement Division (“SED”) of the California Public Utilities Commission (“CPUC”), and the Coalition of California Utility Employees (“CUE”) jointly submitted to the CPUC a proposed settlement agreement (the “settlement agreement”) in connection with the order instituting an investigation and order to show cause into the Utility’s locate and mark practices (the “proceeding”) and jointly moved for its approval.  The following parties have participated in the settlement negotiations but have not joined the settlement: the Public Advocates Office of the CPUC, The Utility Reform Network, the CPUC’s Office of the Safety Advocate, and the City and County of San Francisco.  The proposed settlement will be reviewed by the Administrative Law Judge overseeing the proceeding, and these other parties will have an opportunity to provide comments on the proposed settlement agreement before a final CPUC decision is issued. Pursuant to the settlement agreement, the Utility agreed to a total financial remedy of $65 million, comprised of (i) a fine of $5 million to be paid to the General Fund of the State of California pursuant to, and in accordance with, the time frame and other provisions governing distributions as set forth in a chapter 11 plan of reorganization for the Utility as confirmed by the United States Bankruptcy Court, Northern District of California, San Francisco Division (“Bankruptcy Court”); and (ii) $60 million in shareholder-funded system enhancement initiatives undertaken to enhance, among other things, the Utility’s locate and mark compliance and capabilities and the reliability of the Underground Service Alert ticket management information that the Utility maintains in the ordinary course of its business.

In accordance with the settlement agreement, shareholder-funded system enhancements will include, among other things, locate and mark ticket compliance audits to verify accurate categorization of timeliness, compliance audits using field reviews of gas and electric locate and mark tickets to assess performance, procedure adherence and compliance, and additional locate and mark staff.  The expenditure of any sums not fully expended within three years of the effective date of the settlement agreement will be subject to further agreement among the parties.

The Utility expects that the system enhancement spending pursuant to this settlement agreement will occur through 2022.

The settlement agreement will become effective upon: (i) approval by the CPUC in a written decision and (ii) following such approval by the CPUC, approval of the Bankruptcy Court.  The CPUC may accept, reject or modify the terms of the settlement agreement, including imposing additional penalties on the Utility.

The Utility is unable to predict the outcome of this proceeding.

For more information about the proceeding, see PG&E Corporation and the Utility’s joint Annual Report on Form 10-K for the year ended December 31, 2018 and their joint Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility, including but not limited to the timing of the locate and mark enhancement spending. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation and the Utility’s Annual Report on Form 10-K for the year ended December 31, 2018, their Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, and their subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with the voluntary cases commenced by each of PG&E Corporation and the Utility under Chapter 11 on January 29, 2019. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: October 3, 2019	By:	/s/ LINDA Y.H. CHENG
		Name:	LINDA Y.H. CHENG
		Title:	Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Date: October 3, 2019	By:	/s/ LINDA Y.H. CHENG
		Name:	LINDA Y.H. CHENG
		Title:	Vice President, Corporate Governance and Corporate Secretary